Convertible Debentures	6 Months Ended
Jun. 30, 2021
DeepGreen Metals Inc. [Member]
Convertible Debentures [Line Items]
Convertible Debentures

5.      Convertible Debentures

During February 2021, the Company raised a total of $26 million through a convertible debentures financing. The convertible debentures bear interest at the rate of 7.0% per annum, compounded annually, with a maturity date that is 24 months from the date of the financing. The debentures can be converted into shares of the Company at anytime at the conversion price of $10 per share. Unless any interest is converted prior to the maturity date, all accrued and unpaid interest shall be payable at the maturity date in DeepGreen Common Shares at a conversion price of $10 per share.

In the event that the Company completes the Business Combination (Note 1) or another change of control transaction at any time prior to the maturity date, the debenture value will be automatically converted into the common shares at the conversion price immediately prior to the Business Combination or the change of control transaction. If the debentures, or any portion thereof, are not converted by the holder upon the earlier of the maturity date or the completion of the Business Combination or the change of control transaction, the outstanding debenture value will automatically convert into the common shares of the Company at the conversion price of $10 per share.

On February 18, 2021, convertible debentures with a principal amount of $500,000 were converted into 50,000 Common Shares of the Company.

During the six months ended June 30, 2021, the Company accrued $660,589 as interest on convertible debentures.

As at June 30, 2021, the Company has reserved 2,594,014 Common Shares to be issued upon conversion of the outstanding debentures, consisting of $25,500,000 and $440,137 of principal and accrued interest, respectively.